Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Be Active Holdings, Inc. (the “Company“) on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report“), I, Saverio Pugliese, President of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: _________, 2016	By:	/s/ Joseph Rienzi
Joseph Rienzi President and Director (Principal Executive Officer)